UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Derek Pilecki

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Name and address of agent for service)

Copies to:

Linda Hoard

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Registrant’s telephone number, including area code: 1-813-282-7870

Date of fiscal year end: April 30

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

(a)

Caldwell & Orkin -
Table of Contents	Gator Capital Long/Short Fund
October 31, 2021 (Unaudited)

Management’s Discussion of Fund Performance	2

Investment Results	4

Fund Holdings	5

Schedule of Investments	6

Schedule of Securities Sold Short	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Disclosure of Fund Expenses	23

Director Approval of the Investment Advisory Agreement	24

Privacy Policy Disclosure	26

Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
October 31, 2021 (Unaudited)

December 13, 2021

Dear Fellow Shareholder:

The Caldwell & Orkin – Gator Capital Long/Short Fund (the “Fund”) gained 1.61% over the six-month period ending on October 31, 2021. The S&P 500 Total Return Index (“S&P 500”) gained 10.91% during the same period. For the 12-month period ending October 31, 2021, the Fund gained 54.29% while the S&P 500 gained 42.91%.

Past performance is no guarantee of future results.

Management Discussion and Analysis

The Fund underperformed the S&P 500 during the first half of fiscal year 2022. The Fund’s exposure to Consumer and Gaming stocks was the main contributor to the under-performance.

The top five equity contributors during the first half of fiscal year 2022 were BBX Capital (long), Navient Corporation (long), Ameriprise Financial (long), Victory Capital Holdings (long), and Barclays PLC-ADR.

The top five equity detractors during the first half of fiscal year 2022 were Groupon (long), Las Vegas Sands (long), Melco Resorts & Entertainment (long), Ampco-Pittsburg (long), and Audacy (long).

We ended the first half of the 2022 fiscal year with gross long exposure of 97% and gross short exposure of 22% for a total gross exposure of 119% and a net exposure of 75%.

Housing-related stocks

The housing market has been very strong during the pandemic. First, people wanted to move to the suburbs to get more space. This dynamic was especially strong around New York where people felt trapped in apartment buildings as the virus spread. A second driver of housing strength was people wanting larger houses to have more space to work-from-home. Third, people ventured to resort and second home locations as work-from-home became work-from-anywhere. Finally, historically low interest rates made home purchases that much more attractive as most people think in terms of “buying a monthly payment” rather than thinking about the correct purchase price for a house.

While the housing market has cooled off a little in the last few months, it is still very strong. We’ve heard anecdotal stories of fewer first day bidders and fewer above asking price bids. We think this is healthy because the market was running too hot. We’ve seen more supply showing up in the housing market as the higher prices are prompting people to sell their homes. This is also good because more transactions can happen and prices are still increasing, both of which lead to the dollar volume of transactions being up over last year.

We believe the housing market will remain strong. Most important, we note the Millennial generation is in the middle of their peak home buying years. This is the largest generation, and they are buying homes to have space to raise their children. We believe this generation has been delayed in buying homes due to the after-effects of the Great Financial Crisis (“GFC”),

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Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
October 31, 2020 (Unaudited)

which kept job opportunities limited and incomes behind previous generations. Another reason for continued housing market strength is a return to normalized housing turnover. After the GFC, the rate of housing turnover dropped. Part of the decline was due to the decline in housing prices. Many people understandably stayed in houses when they would take a loss if they moved. We think the large wealth effects of rising financial assets will support a return to normal amount of the housing turnover.

Even though the housing market is still very strong, we believe many housing-related stocks are undervalued. We think investors are valuing these housing-related stocks as if house prices and home sales peaked in the 2nd Quarter of this year. We don’t think Q2 was the peak for housing in this cycle. We see a continued need for more housing stock and favorable demographics. We also see rising wages supporting further housing gains. We think mortgage insurance companies, homebuilders, and mortgage banks all present good values at current prices.

Conclusion

Thank you for entrusting us with a portion of your wealth. We are grateful for investors like you who believe and trust in our strategy. As always, we welcome the opportunity to speak with you and discuss the Fund.

Sincerely,

Derek S. Pilecki, CFA

Portfolio Manager

The discussion of individual companies should not be considered a recommendation of such companies by the Fund’s investment adviser.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment returns and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-467-7903 or visit www.CaldwellOrkin.com for current month-end performance.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Current and future portfolio holdings are subject to change and risk.

Investors should consider the investment objective, risks, and charges and expenses of the Fund before investing. The prospectus and, the summary prospectus contains this and other information about the Fund and should be read carefully before investing. The prospectus may be obtained at Please call 800-467-7903 or visit www.CaldwellOrkin.com.

Semi-Annual Report | October 31, 2021	3

Caldwell & Orkin -
Gator Capital Long/Short Fund	Investment Results
October 31, 2021 (Unaudited)

Average Annual Total Returns(a) as of October 31, 2021

	Six Months	One Year	Three Year	Five Year	Ten Year
Caldwell & Orkin - Gator Capital Long/Short Fund	1.61%	54.29%	14.68%	7.36%	5.20%
S&P 500 Total Return Index (b)	10.91%	42.91%	21.48%	18.93%	16.21%
Eurekahedge Long Short Equities Hedge Fund Index (c)	2.25%	23.71%	12.37%	9.67%	8.06%

Total annualized Fund operating expenses for the Fund was 3.57% as described in the Prospectus, dated August 27, 2021. This amount includes Acquired Fund Fees and Expenses, as well as interest and dividend expenses related to short sales, which if excluded would result in an annual operating expense rate of 2.00%. Additional information about the Fund’s current fees and expenses for the six months ended October 31, 2021 is contained in the Financial Highlights.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. The table does not reflect the deduction of taxes. The Fund’s returns represent past performance and do not guarantee future results. Total returns for periods less than one year are not annualized.

(b)	Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index. The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market capitalization, liquidity and industry group representation and includes reinvested dividends. You may not invest directly in an index.

(c)	The Eurekahedge Long Short Equities Hedge Fund Index is an unmanaged index comprised of long/short equity hedge funds. According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 994 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 467-7903.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Fund Holdings
October 31, 2021 (Unaudited)

Net Sector Exposure
October 31, 2021*

70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
1.99%
1.23%
-0.19%
-0.58%
64.94%
2.03%
1.54%
0.80%
2.74%
0.40%
15.41%
9.69%
Communications
Consumer Discretionary
Consumer Staples
Exchange-Traded Funds
Financials
Industrials
Materials
Real Estate
Technology
Warrants
Money Market Funds
Other Assets in Excess of Liabilities

*	Sector weightings are calculated as a percentage of net assets and include short positions. Portfolio holdings are subject to change.

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s Form N-PORT reports are available at the SEC’s website at www.sec.gov and on the Fund’s website at https://gatorcapital.com/.

Semi-Annual Report | October 31, 2021	5

Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
October 31, 2021 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — LONG — 95.86%
Banks — 31.76%
Ameris Bancorp	5,900	$309,101
Axos Financial, Inc.(a)	5,900	312,700
BankUnited, Inc.	1,700	68,952
CIT Group, Inc.	7,600	376,428
ConnectOne Bancorp, Inc.	9,400	317,062
Dime Community Bancshares, Inc.	7,063	252,008
Financial Institutions, Inc.	4,520	144,278
First BanCorp.	62,800	857,220
First Business Financial Services, Inc.	7,500	219,000
First Internet Bancorp	10,000	340,400
Flushing Financial Corp.	12,100	290,642
Meridian Bancorp, Inc.	6,874	207,595
OFG Bancorp	24,700	639,730
Popular, Inc.	7,000	570,080
Republic First Bancorp, Inc.(a)	63,200	195,920
Sterling Bancorp	19,500	496,275
UMB Financial Corp.	2,500	247,050
Western Alliance Bancorp	6,000	696,540
		6,540,981
Casinos & Gaming — 1.76%
Las Vegas Sands Corp.(a)	6,000	232,860
Melco Resorts & Entertainment Ltd. - ADR(a)	12,000	129,960
		362,820
Coal Mining — 1.54%
SunCoke Energy, Inc.	44,000	317,680

Communications Equipment — 0.29%
Juniper Networks, Inc.	2,000	59,040

Computer Hardware & Storage — 2.88%
Dell Technologies, Inc., Class C(a)	4,000	439,960
Hewlett Packard Enterprise Co.	10,500	153,825
		593,785

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
October 31, 2021 (Unaudited)

	Shares	Fair Value
Consumer Finance — 13.39%
Ally Financial, Inc.	13,000	$620,620
Navient Corp.	45,300	892,410
OneMain Holdings, Inc.	12,500	660,125
Synchrony Financial	12,600	585,270
		2,758,425
Diversified Banks — 4.97%
Barclays PLC, Sponsored - ADR	59,000	660,210
Deutsche Bank AG(a)	28,500	365,370
		1,025,580
Fabricated Metal & Hardware — 1.13%
Ampco-Pittsburgh Corp.(a)	41,622	233,916

Institutional Brokerage — 0.83%
Arlington Asset Investment Corp., Class A(a)	44,593	171,237

Insurance Brokers & Services — 0.55%
Kingstone Cos., Inc.	19,598	112,689

Internet Media & Services — 1.86%
Groupon, Inc.(a)	18,000	381,960

Investment Companies — 3.14%
BBX Capital, Inc.(a)	64,781	647,162

Life Insurance — 4.70%
Jackson Financial, Inc., Class A(a)	24,100	652,387
Lincoln National Corp.	4,400	317,460
		969,847
Local TV & Radio Broadcast — 0.94%
Audacy, Inc.(a)	60,000	193,800

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | October 31, 2021	7

Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
October 31, 2021 (Unaudited)

	Shares	Fair Value
Mortgage Finance — 10.27%
Enact Holdings, Inc.(a)	25,687	$590,287
Ladder Capital Corp.	10,700	128,400
MGIC Investment Corp.	28,900	467,024
New Residential Investment Corp.	29,200	331,712
Ready Capital Corp.	26,753	413,869
Stewart Information Services Corp.	2,605	185,398
		2,116,690
P&C Insurance — 5.68%
Ambac Financial Group, Inc.(a)	18,700	316,217
Arch Capital Group Ltd.(a)	10,000	418,200
NMI Holdings, Inc., Class A(a)	18,000	437,040
		1,171,457
Private Equity — 1.96%
Victory Capital Holdings, Inc., Class A	10,630	402,877

Professional Services — 0.90%
H&R Block, Inc.	8,000	184,560

Real Estate Services — 3.29%
Cushman & Wakefield PLC(a)	3,000	55,170
Realogy Holdings Corp.(a)	36,000	623,520
		678,690
Retail REITs — 0.36%
Seritage Growth Properties, Class A(a)	4,800	73,920

Wealth Management — 3.66%
Ameriprise Financial, Inc.	2,500	755,325

TOTAL COMMON STOCKS — LONG
(Cost $13,799,418)		19,752,441
PREFERRED STOCKS — LONG — 0.51%
Specialty Finance — 0.51%
Federal National Mortgage Association(a)	9,625	48,991
Federal National Mortgage Association, Series R, 7.63%(a)	20,250	56,700
TOTAL PREFERRED STOCKS — LONG
(Cost $176,270)		105,691

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
October 31, 2021 (Unaudited)

	Shares	Fair Value
WARRANTS — LONG — 0.40%
Ampco-Pittsburgh Corp., Expires 08/01/25, Strike Price $6(a)	91,000	$81,900

TOTAL WARRANTS — LONG
(Cost $27,297)		81,900
MONEY MARKET FUNDS — 15.41%
First American Treasury Obligations Fund - Class X, 0.01%(b)	3,176,604	3,176,604

TOTAL MONEY MARKET FUNDS
(Cost $3,176,604)		3,176,604
TOTAL INVESTMENTS — 112.18%
(Cost $17,179,588)		23,116,636

Liabilities in Excess of Other Assets — (12.18)%		(2,509,181)
NET ASSETS — 100.00%		$20,607,455

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | October 31, 2021	9

Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Securities Sold Short
October 31, 2021 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — SHORT — (21.29)%
Application Software — (0.43)%
Root, Inc., Class A(a)	(19,000)	$(88,160)

Auto Parts — (0.10)%
Romeo Power, Inc.(a)	(4,700)	(20,398)

Automobiles — (0.43)%
Tesla, Inc.(a)	(80)	(89,120)

Banks — (13.63)%
Capitol Federal Financial, Inc.	(27,000)	(327,510)
City Holding Co.	(2,301)	(183,114)
Commerce Bancshares, Inc.	(4,100)	(289,091)
Community Bank System, Inc.	(2,700)	(193,509)
Cullen/Frost Bankers, Inc.	(1,900)	(246,050)
First Financial Bankshares, Inc.	(6,250)	(317,000)
Glacier Bancorp, Inc.	(1,000)	(55,290)
Lakeland Financial Corp.	(3,000)	(215,610)
Northwest Bancshares, Inc.	(9,142)	(126,160)
Park National Corp.	(1,700)	(218,603)
Stock Yards Bancorp, Inc.	(3,200)	(196,000)
Tompkins Financial Corp.	(1,700)	(139,587)
United Bankshares, Inc.	(4,500)	(166,455)
Westamerica Bancorp	(2,400)	(133,824)
		(2,807,803)
Consumer Finance — (1.68)%
American Express Co.	(1,300)	(225,914)
SoFi Technologies, Inc.(a)	(6,000)	(120,540)
		(346,454)
Industrial REITs — (2.05)%
Duke Realty Corp.	(7,500)	(421,800)

Internet Media & Services — (0.81)%
Opendoor Technologies, Inc.(a)	(7,000)	(165,970)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Securities Sold Short
October 31, 2021 (Unaudited)

	Shares	Fair Value
P&C Insurance — (1.17)%
Lemonade, Inc.(a)	(600)	$(37,296)
Metromile, Inc.(a)	(16,000)	(49,120)
Palomar Holdings, Inc.(a)	(1,700)	(155,465)
		(241,881)
Packaged Food — (0.19)%
Beyond Meat, Inc.(a)	(400)	(39,592)

Real Estate Services — (0.80)%
Compass, Inc., Class A(a)	(12,600)	(165,060)

TOTAL COMMON STOCKS — SHORT
(Proceeds Received $3,688,154)		(4,386,238)
EXCHANGE-TRADED FUNDS — SHORT — (0.58)%
Exchange-Traded Funds — (0.58%)
Direxion Daily Financial Bear 3X Shares	(1,000)	(18,320)
Direxion Shares ETF Trust Direxion Daily Regional Banks Bull 3X Shares	(2,000)	(102,100)
TOTAL EXCHANGE-TRADED FUNDS
(Cost $(319,167))		(120,420)
TOTAL SECURITIES SOLD SHORT — (21.87)%
(Proceeds Received $4,007,321)		$(4,506,658)

(a)	Non-income producing security.

ETF - Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | October 31, 2021	11

Caldwell & Orkin -
Gator Capital Long/Short Fund	Statement of Assets and Liabilities
October 31, 2021 (Unaudited)

ASSETS
Investments is securities at fair value (cost $17,179,588)	$23,116,636
Deposit held by broker for securities sold short	2,077,715
Receivable for fund shares sold	88
Receivable for investments sold	14,401
Dividends and interest receivable	11,934
Tax reclaims receivable	2,258
Prepaid expenses	19,243
Total Assets	25,242,275

LIABILITIES
Securities sold short, at value (proceeds received $4,007,321)	4,506,658
Payable for investments purchased	52,561
Payable for dividends declared on short sales	2,990
Payable to Adviser	12,422
Payable to Administrator	6,373
Payable to trustees	160
Other accrued expenses	53,656
Total Liabilities	4,634,820

Net Assets	$20,607,455

Net Assets consist of:
Paid-in capital	18,197,325
Accumulated earnings	2,410,130
Net Assets	$20,607,455

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	695,260

Net asset value, offering price and redemption price per share(a)	$29.64

(a)	Redemption price may differ from net asset value if redemption fee is applied.

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Statement of Operations
For the six months ended October 31, 2021 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $2,347)	$221,598
Interest income	299
Total investment income	221,897

EXPENSES
Investment Advisory fees	104,599
Legal	22,342
Director’s fees and expenses	19,660
Miscellaneous	17,645
Fund accounting	14,067
Administration	12,788
Registration	11,826
Compliance Services	9,297
Transfer agent	9,041
Audit and tax preparation	8,646
Report printing	5,088
Insurance	5,029
Custodian	3,368
Sub transfer agent fees	1,345
Pricing	352
Interest	59,250
Dividend expense on securities sold short	52,514
Total expenses	356,857
Fees contractually waived by Adviser	(35,915)
Net operating expenses	320,942
Net investment loss	(99,045)

NET REALIZED AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	895,234
Securities sold short	(1,200,796)
Change in unrealized appreciation (depreciation) on:
Investments	(372,436)
Securities sold short	1,106,259
Foreign currency	(4)
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	428,257
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$329,212

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | October 31, 2021	13

Caldwell & Orkin -
Gator Capital Long/Short Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended
	October 31, 2021	For the Year Ended
	(Unaudited)	April 30, 2021
INCREASE (DECREASE) IN NET ASSETS DUE TO:
Operations
Net investment loss	$(99,045)	$(74,717)
Net realized gain (loss) on investments, securities sold short and foreign currency translations	(305,562)	1,177,137
Net change in unrealized appreciation of investments, securities sold short and foreign currency translations	733,819	9,291,861
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	329,212	10,394,281

CAPITAL TRANSACTIONS
Proceeds from shares sold	26,648	522,553
Amount paid for shares redeemed	(712,102)	(2,212,833)
Proceeds from redemption fees (Note 1)	502	93
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(684,952)	(1,690,187)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(355,740)	8,704,094

NET ASSETS
Beginning of period	20,963,195	12,259,101
End of period	$20,607,455	$20,963,195

SHARE TRANSACTIONS
Shares sold	894	23,719
Shares redeemed	(24,268)	(110,925)
NET DECREASE IN SHARES OUTSTANDING	(23,374)	(87,206)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Financial Highlights

For a share outstanding during each period

	For the
	Six Months		For the		For the		For the		For the		For the
	Ended		Year		Year		Year		Year		Year
	October 31,		Ended		Ended		Ended		Ended		Ended
	2021		April 30,		April 30,		April 30,		April 30,		April 30,
	(Unaudited)		2021		2020		2019		2018		2017
Selected Per Share Data
Net asset value, beginning of period	$29.17		$15.21		$20.86		$20.61		$20.72		$21.57
Investment operations:
Net investment loss	(0.15	) (a)	(0.10	) (a)	(0.20	) (a)	(0.19	) (a)	(0.24	) (a)	(0.25)
Net realized and unrealized gain (loss) on investments	0.62		14.06		(5.45)		0.44	(b)	0.13	(b)	(0.60)
Total from investment operations	0.47		13.96		(5.65)		0.25		(0.11)		(0.85)
Paid in capital from redemption fees	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	— (c)
Net asset value, end of period	$29.64		$29.17		$15.21		$20.86		$20.61		$20.72
Total Return(d)	1.61	% (e)	91.78%		(27.09)%		1.21%		(0.53)%		(3.94)%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$20,607		$20,963		$12,259		$23,272		$49,785		$116,610
Ratios to Average Net Assets:
Ratio of net expenses to average net assets(f)	3.07	% (g)	3.56%		3.60%		3.19%		2.41%		2.00%
Ratio of expenses to average net assets before waiver by Adviser	3.41	% (g)	4.10%		4.08%		3.31%		2.41%		2.00%
Ratio of net investment loss to average net assets	(0.95	)% (g)	(0.47)%		(1.00)%		(0.92)%		(1.19)%		(1.18)%
Portfolio Turnover Rate	25	% (e)	38%		87%		240%		531%		500%

(a)	Calculated using average shares outstanding.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 2.00% for the six months ended October 31, 2021 and 2.00%, 2.00%, 2.00%, 1.85% and 1.40% for the fiscal years ended April 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | October 31, 2021	15

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

1.	ORGANIZATION

The Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”), formerly the Caldwell & Orkin Market Opportunity Fund, is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Gator Capital Management, LLC (the “Adviser”), the Fund’s investment adviser, uses a fundamental driven, multi-dimensional investment process focusing on active allocation, security selection and surveillance to achieve the Fund’s investment objective.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a fair value instead. Debt securities are valued at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”) in accordance with the Fund’s Fair Value Pricing Policy.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$19,752,441	$—	$—	$19,752,441
Preferred Stock	105,691	—	—	105,691
Warrants	81,900	—	—	81,900
Money Market Funds	3,176,604	—	—	3,176,604
Total	$23,116,636	$—	$—	$23,116,636

Liabilities
Securities Sold Short
Common Stocks	$(4,386,238)	$—	$—	$(4,386,238)
Exchange-Traded Funds	(120,420)	—	—	(120,420)
Total	$(4,506,658)	$—	$—	$(4,506,658)

Semi-Annual Report | October 31, 2021	17

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the six months ended October 31, 2021 the Fund recorded $502 in redemption fee proceeds.

Federal Income Taxes

The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets

1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. For the six months ended October 31, 2021, the Adviser waived fees and reimbursed expenses in the amount of $35,915 for the Fund. During the six months ended October 31, 2021, the Adviser earned $104,599 from the Fund, before the waiver described above.

Ultimus Fund Solutions, LLC (the “Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities. For the six months ended October 31, 2021, the Administrator earned fees of $12,788 for administration services, $14,067 for fund accounting services, $9,041 for transfer agent services.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

4.	DIRECTOR COMPENSATION

The Fund pays each Director, in cash, an annual fee of $8,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings.

Semi-Annual Report | October 31, 2021	19

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

5.	INVESTMENT PORTFOLIO TRANSACTIONS

During the six months ended October 31, 2021, the Fund purchased $4,912,991 and sold $4,615,096 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2021, the Fund had approximately 21% of its total net assets in short positions.

For the six months ended October 31, 2021, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $1,912,881 and $1,303,939, respectively.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

6.	FEDERAL TAX INFORMATION

As of October 31, 2021, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross unrealized appreciation	$7,081,901
Gross unrealized depreciation	(1,907,080)
Net unrealized appreciation on investments	$5,174,821
Tax cost of investments	$13,435,253

At April 30, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,360,084)
Unrealized appreciation	4,441,002
$2,080,918

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. Late year Ordinary Losses incurred after December 31 are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2021, the Fund deferred $100,225 in Qualified Late Year Ordinary Losses.

As of April 30, 2021, the Fund has available for tax purposes an unused capital loss carryforward of $2,010,786 of short-term capital losses and $249,073 of long-term capital losses with no expiration, which is available to offset against future taxable net capital gains.

7.	COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Semi-Annual Report | October 31, 2021	21

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
October 31, 2021 (Unaudited)

8.	SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Caldwell & Orkin -	Disclosure of Fund Expenses
Gator Capital Long/Short Fund
October 31, 2021 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, May 1, 2021 through October 31, 2021. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	May 1, 2021	October 31, 2021	the Period(a)	Ratio
Actual	$1,000.00	$1,016.10	$15.59	3.07%
Hypothetical(b)	$1,000.00	$1,009.74	$15.54	3.07%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Semi-Annual Report | October 31, 2021	23

Caldwell & Orkin -	Director Approval of the
Gator Capital Long/Short Fund	Investment Advisory Agreement
October 31, 2021 (Unaudited)

At a meeting held in person on June 4, 2021, at which all of the Directors were present, the Board, including the Directors who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), of Caldwell & Orkin Funds, Inc. (the “Company”), voting separately, reviewed and approved the investment advisory agreement with Gator Capital Management, LLC (the “Adviser”) (the “Management Agreement”). In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and legal counsel.

In considering the approval of the Management Agreement and reaching their conclusions with respect thereto, the Board was briefed by counsel on its fiduciary duties and responsibilities in reviewing and approving the Management Agreement and the types of information that should be reviewed by them and their responsibilities in making an informed decision regarding the approval of the Management Agreement. The Board also reviewed and analyzed various factors that the Directors determined were relevant, including: (1) the nature, extent and quality of the services to be provided by the Adviser to the Caldwell & Orkin – Gator Capital Long/Short Fund (the “Fund”) and the Adviser’s experience managing registered investment companies; (2) the performance of the Adviser in managing investments for clients of the Adviser other than the Fund; (3) the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund, as well as fee rates charged by the Adviser and other advisers for comparable strategies; (4) the extent to which economies of scale may be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) other benefits to be derived by the Adviser from its relationship with the Fund. The Board’s analysis of the foregoing factors included, but was not limited to, the following:

Nature, Extent and Quality of Services. The Board considered the operating and investment advisory services provided by the Adviser to the Fund, including, without limitation, its investment advisory services, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, its efforts to promote the Fund and assist in its distribution and its provision of officers for the Company. Based on the foregoing information, the Board determined that the nature, extent and quality of the management and advisory services provided by the Adviser were appropriate for the Fund.

Performance of the Fund and the Adviser. The Board considered the investment performance of the Adviser in managing investments for the Fund on an absolute basis and also compared the performance of the Fund with the performance of the peer group funds managed by other advisors. The Board also considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies, and long- term performance of the Fund. Following its evaluation of the Adviser’s performance and that of the Fund in such capacities, the Board concluded that the performance of both the Adviser and the Fund was satisfactory.

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Caldwell & Orkin -	Director Approval of the
Gator Capital Long/Short Fund	Investment Advisory Agreement
October 31, 2021 (Unaudited)

Cost of Services and Projected Profits of the Adviser with respect to the Fund. In reviewing the cost of services and the profitability that the Adviser derives from its relationship with the Fund, the Board considered that continuing the Management Agreement would result in no changes to the fees charged to the Fund, and that the services provided in exchange for such fees would be appropriate. Additionally, the Board discussed the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset level of the Fund; and the overall fees and expenses of the Fund.

The Board next considered the fees and expenses of the Fund, and then compared them to other funds similar in terms of the type of fund, the style of investment management, the size of the fund and the nature of the fund’s investment strategy, among other factors. The Board observed that the management fee charged by the Adviser is below the average charged by its peers (as chosen by the Adviser) and that the Fund’s expense ratio was higher than the average of its peers. In addition, the Directors took note of the expense limitation provisions within the Management Agreement and the financial capacity of the Adviser to fulfill its obligations under the Management Agreement. Following these comparisons and considerations as well as further discussion of the foregoing, the Board determined that the fees paid to the Adviser by the Fund under the Management Agreement are appropriate and within the range of what would have been negotiated at arm’s length.

Economies of Scale. Following discussion of the Fund’s asset level, expectations for growth, levels of fees and the expense limitation agreement, the Board concluded that the Fund’s fee arrangement was appropriate, and that the Fund’s overall fee structure provided for savings and protection for shareholders at lower asset levels through the Fund’s expense limitation agreement that is part of the Management Agreement.

Other Benefits Derived by the Adviser from its Relationship with the Fund. The Board considered that (other than the advisory fee) there are no material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship with the Fund. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Management Agreement.

After considering the above factors as well as other factors, the Board unanimously concluded that the terms of the Management Agreement were fair and reasonable and approved the Management Agreement for a one-year renewal period.

Semi-Annual Report | October 31, 2021	25

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES CALDWELL & ORKIN FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Caldwell & Orkin Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Caldwell & Orkin Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
For our affiliates’ marketing purposes	Yes	Yes*

Questions?	Call (800) 467-7903

To limit our sharing

*Call (813) 282-7870

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

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Who we are
Who is providing this notice?	Caldwell & Orkin Funds, Inc. Caldwell & Orkin – Gator Capital Long/Short Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Caldwell & Orkin Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Caldwell & Orkin Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Gator Capital Management, LLC the investment adviser to Caldwell & Orkin Funds, Inc., could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Caldwell & Orkin Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Caldwell & Orkin Funds, Inc. does not jointly market.

Semi-Annual Report | October 31, 2021	27

This Page is Intentionally Left Blank.

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CALDWELL & ORKIN - GATOR CAPITAL LONG/SHORT FUND
Semi-Annual Report to Shareholders

BOARD OF DIRECTORS	TRANSFER, REDEMPTION	LEGAL COUNSEL
Frederick T. Blumer,	& DIVIDEND	Kilpatrick Townsend &
Independent Chairman	DISBURSING AGENT	Stockton LLP
Derek Pilecki, President	Ultimus Fund Solutions, LLC	1001 West Fourth Street
Bevin E. Newton	225 Pictoria Drive, Suite 450	Winston-Salem, NC
Rhett E. Ingerick	Cincinnati, OH 45246	27101-2400

INVESTMENT ADVISER	CUSTODIAN
Gator Capital Management, LLC	U.S. Bank, N.A.
100 S. Ashley Drive,	425 Walnut St.
Suite 895	Cincinnati, OH 45202
Tampa, FL 33602

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2021. The commentary reflects the views of the investment manager through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling tollfree (800) 467-7903, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Fund Information - For more information about the Fund please call (800) 467-7903 or visit the Fund’s website at https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/.

Gator Capital Management, LLC

100 S. Ashley Drive, Suite 895

Tampa, Fl 33602

Gator-SAR-21

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Included as part of the report to Stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Caldwell & Orkin Funds, Inc.

By (Signature and Title)	/s/ Derek Pilecki
Derek Pilecki, President and Principal Executive Officer

Date 12/27/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Derek Pilecki
Derek Pilecki, President and Principal Executive Officer

Date 12/27/2021

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date 12/27/2021